UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
October 3, 2025
Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)

1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive offices (zip code))

601
-
948-6813
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions (see General Instruction A.2 below):
☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the

Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ

Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.
☐

Item 5.07.

Submission of Matters to a Vote of Security Holders.
The Company’s Annual

Meeting of Stockholders was held on October 5, 2025 (the “Annual Meeting”).
Proposal No. 1:

Election of Class

I Directors.
The following

persons were nominated

and elected to

serve as members

of the
Board of Directors until our next annual meeting of stockholders and until their successors are elected and qualified.
Nominees for the Board of Directors of the Company:
Names
Votes

For
Votes

Withheld
Non-Votes
Sherman L. Miller 34,460,547 2,563,385 5,124,908
Camille S. Young 15,357,286 21,666,646 5,124,908
Melanie Boulden 36,619,280 404,652 5,124,908
Proposal No. 2: Ratification

of the selection of Frost,

PLLC as the independent registered

public accounting firm for

the
Company for fiscal 2026.

The Company’s stockholders approved

the proposal by the following vote:
Votes

For
Votes

Against
Abstentions Non-Votes
41,853,098 211,590 84,152 N/A
Item 9.01.

Financial Statements and Exhibits.
(d)

Exhibits
Exhibit
Number Description
104 Cover Page Interactive Data File, (embedded within the Inline XBRL document)
SIGNATURES

Pursuant to the

requirements for the

Securities Exchange Act of 1934,

the registrant has

duly caused this

report to be

signed on
its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.
Date: October 3, 2025
By:

/s/ Max P. Bowman

Max P. Bowman

Director, Vice President, and Chief Financial Officer